Exhibit 10.1

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PATENT ASSIGNMENT AGREEMENT

This Patent Assignment Agreement is entered into as of the Execution Date (as defined below), by and between Janssen Pharmaceuticals, Inc., a Pennsylvania company having a principal place of business at 1125 Trenton-Harbourton Road, Titusville, New Jersey 08560 (“JANSSEN”) and VIVUS, Inc., a Delaware company having a principal place of business at 351 E. Evelyn Ave., Mountain View, California 94041 (“VIVUS”).

BACKGROUND

WHEREAS:

JANSSEN and its Affiliates own the Patent Rights as defined below, which include one or more claims relating to certain drug products containing Topiramate (as defined below); and

VIVUS, who markets the product QYSMIA®, which is a drug comprised of a combination of phentermine and Topiramate, desires to obtain and JANSSEN desires to assign to VIVUS the Patent Rights on the financial terms and other conditions set forth below.

NOW, THEREFORE, in consideration of the various promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article 1
Definitions

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, will have the meaning set forth below or, if not listed below, the meaning designated where first used in this Agreement, and correlative capitalized terms will have corresponding meanings.

1.1.                            “Affiliate” ” means, with respect to a specified Party, any corporation or other entity that directly or indirectly controls, is controlled by, or is under common control with such Party.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means possession of at least 50% of the voting stock or other ownership interest of the entity, or the power to direct or cause the direction of the management and policies of the entity, or the power to elect or appoint at least 50% of the members of the governing body of the entity through the ownership of the outstanding voting securities or by contract or otherwise.

1.2.                            “Agreement” means this Patent Assignment Agreement, including its Attachments, as the same may be amended from time to time.

1.3.                            “Approved Indication” means chronic weight management in adult patients that are (i) obese or (ii) overweight with at least one weight-related comorbidity such as hypertension, type 2 diabetes mellitus or dyslipidemia, as determined by the patient’s body mass index (BMI).

1.4.                            “Bankruptcy” means, with respect to a Party, that:  (a) the Party has been declared insolvent or bankrupt by a court of competent jurisdiction and such declaration is not appealable or is not appealed; or (b) a voluntary or involuntary petition in bankruptcy has been filed in any court of competent jurisdiction against the Party and such petition has not dismissed within *** (***) days after filing; or (c) the Party has made or executed an assignment of substantially all of its assets for the benefit of creditors.

1.5.                            “Business Day” means any day other than a Saturday, Sunday, or a day that is a national or bank holiday in the United States.

1.6.                            “Confidential Information” has the meaning ascribed to such term in Section 5.2.

1.7.                            “Diligent Efforts” means, with respect to a Party in reference to commercialization, expending commercially reasonable efforts that are consistent with the efforts typically expended in the pharmaceutical industry, by companies similarly capitalized and situated as the Party, considering relevant factors, for example, technical challenges, market potential, regulatory requirements, patient population, and competitive position, as may be applicable.

1.8.                            “Dollars” means the legal currency of the United States.

1.9.                            “Effective Date” means the date on which Janssen receives payment from Vivus of the total amount specified in Section 3.1.

1.10.                     “Exchange Rates” means the exchange rates the Parties agree to use to convert royalty payments in local currency into US dollars.  Exchange rates will be set quarterly based on the close price exchange rates published in the Wall Street Journal on the last Business Day of each calendar quarter. The reset exchange rates shall apply to all royalty payment based on Net Sales recognized in the same calendar quarter.  The exchange rates shall apply to all royalty payments related to the Net Sales recognized during the period for which fixed exchange rate applies independent of the actual invoice date.

1.11.                     “Excluded Patents” means ***; any and all continuations, continuations-in-part, requests for continued examination, divisions, renewals, substitute applications, and all patents granted thereon, and reissues, reexaminations and extensions or restorations thereof by existing or future extension or restoration mechanisms; and any foreign counterparts of the foregoing.

1.12.                     “Execution Date” means the date of execution by the last Party to sign below.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.13.                     “FDA” means the United States Food and Drug Administration or any successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.14.                     “First Commercial Sale” means the first sale in an arm’s-length transaction of a Vivus Product to a Third Party by VIVUS (or any of its Affiliates or licensees) in a country, following receipt of any necessary Regulatory Approval of the Vivus Product to permit its marketing in such country.

1.15.                     “Formulated Vivus Product” means a Vivus Product containing a combination of immediate-release phentermine hydrochloride and extended-release Topiramate in a capsule form (such as approved by the FDA and marketed under the tradename QYSMIA®) ***  as described in Attachment 5.

1.16.                     “Indication” means any disease or condition listed under the header “INDICATIONS AND USAGE” of a Product’s approved label upon marketing approval for the Product by a Regulatory Authority.

1.17.                     “Net Sales” means the gross amounts invoiced on sales of a Vivus Product by VIVUS or any of its Affiliates or licensees to a Third Party purchaser in an arms-length transaction, less the following customary deductions, determined in accordance with US generally accepted accounting principles and standard internal policies and procedures and accounting standards consistently applied throughout VIVUS, to the extent specifically and solely allocated to such Vivus Product and actually taken, paid, accrued, allowed, included or allocated based on good faith estimates in the gross sales prices with respect to such sales (and consistently applied as set forth below):

(a)                                 normal and customary trade, cash and/or quantity discounts, allowances, and credits allowed or paid, in the form of deductions actually allowed or fees actually paid with respect to sales of such Vivus Product (to the extent not already reflected in the amount invoiced), excluding commissions for commercialization;

(b)                                 excise taxes, use taxes, tariffs, sales taxes and customs duties, and/or other government charges imposed on the sale of Vivus Product to the extent included in the price and separately itemized on the invoice price (but specifically excluding, for clarity, any income taxes assessed against the income arising from such sale) (including VAT, but only to the extent that such VAT taxes are not reimbursable or refundable);

(c)                                  outbound freight, shipment and insurance costs to the extent included in the price and separately itemized on the invoice price;

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(d)                                 compulsory payments and cash rebates related to the sales of such Vivus Product paid to a governmental authority (or agent thereof) pursuant to governmental regulations by reason of any national or local health insurance program or similar program, to the extent allowed and taken;

(e)                                  retroactive price reductions, credits or allowances actually granted upon rejections or returns of Vivus Product, including for recalls or damaged good and billing errors;

(f)                                   rebates, chargebacks, and discounts (or equivalent thereof) actually granted to managed health care organizations, pharmacy benefit managers (or equivalent thereof), federal, state/provincial, local or other governments, or their agencies or purchasers, reimbursers, or trade customers; and

(g)                                  inventory management agreement fees, wholesaler fees, and specialty pharmacy charges, in each case, to the extent specifically attributable to the Vivus Product.

All aforementioned deductions shall only be allowable to the extent they are commercially reasonable and shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount consistent with VIVUS’s, or its Affiliate’s or licensee’s (as the case may be) business practices consistently applied across its product lines and accounting standards and verifiable based on its sales reporting system.  All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to Vivus Product and any other products of VIVUS and its Affiliates and licensees such that Vivus Product does not bear a disproportionate portion of such deductions.  For clarity, sales of Vivus Product by and between VIVUS, its Affiliates and licensees shall not be deemed sales to Third Parties and shall be excluded from Net Sales calculations for all purposes so long as such Vivus Product is subsequently resold to a Third-Party end user.  Sales of Vivus Product solely for the use in conducting clinical trials of such Vivus Product in order to obtain the first Regulatory Approval of such Vivus Product in a country may be excluded from Net Sales calculations.

1.18.                     “Non-Assigned Patent Rights” means: (i) those patents and patent applications owned by JANSSEN or its Affiliates set forth in Attachment 4, including, without limitation, any and all: (a) continuations, continuations-in-part, requests for continued examination, divisions, renewals, substitute applications, and all patents granted thereon, and (b) reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms; and (c) any foreign counterparts of the foregoing; and (ii) ***.

1.19.                     “Party” means JANSSEN or VIVUS, as referred to individually. “Parties” means JANSSEN and VIVUS, as referred to collectively.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.20.                     “Patent Office” means the United States Patent and Trademark Office, European Patent Office, or other government agency or office responsible for the examination of patent applications or granting of patents in a country, region, or supra-national territory.

1.21.                     “Patent Rights” means those patents and patent applications owned by JANSSEN or its Affiliates set forth in Attachment 1, including, without limitation, any and all: (a) continuations, continuations-in-part, requests for continued examination, divisions, renewals, substitute applications, and all patents granted thereon, and (b) reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms; and (c) any foreign counterparts of the foregoing.

1.22.                     “Prosecute” means, in reference to any Patent Rights, to prosecute, maintain, defend, and take any other action with respect to the Patent Rights in any Patent Office.

1.23.                     “Product” means a product in any dosage or other final form for the prevention, treatment or diagnosis of disease in humans or animals.

1.24.                     “Regulatory Approval” means receipt of all official approvals from the applicable Regulatory Authority or other government, pricing, and/or health authorities in a jurisdiction (country or supra-national organization), such as the FDA or EMA, required for the use or sale of a Vivus Product for a particular Indication in such jurisdiction, including any approvals for importation, manufacture, pricing, and/or reimbursement where necessary.  For the avoidance of doubt, a notice of approvability or an approvable letter from such a Regulatory Authority shall not be deemed an approval.

1.25.                     “Regulatory Drug Application” means a new drug application or product license application or its equivalent filed with and accepted by the FDA after completion of human clinical trials to obtain marketing approval for a Product, or any comparable application filed with and accepted by the Regulatory Authority of a country or jurisdiction other than the United States.

1.26.                     “Regulatory Authority” means any applicable supranational, European Union, federal, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity with authority over the development, manufacture, use, marketing and/or sale (including approval of NDAs and other Regulatory Applications) of a pharmaceutical Product in any regulatory jurisdiction throughout the world, including without limitation, the FDA in the United States.

1.27.                     “Term” has the meaning ascribed to such term in Section 8.1.

1.28.                     “Third Party” means any Person other than a Party or any of its Affiliates.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.29.                     “Topiramate” means the compound 2,3:4,5-bis-O-(1-methylethylidene)-b-D-fructopyranose sulfamate, or 2,3:4,5-bis-O-(1-methylethylidene)-b-D-fructopyranose in its free acid form, or any pharmaceutically acceptable salt, solvate, hydrate, prodrug or polymorph thereof.

1.30.                     “Vivus Product” means a Product sold by or on behalf of VIVUS containing Topiramate as an active ingredient, alone or in combination with one or more other active ingredients.

Article 2
Assignment of Patents

2.1.                            Assignment of Patent Rights.  As of the Effective Date and subject to the terms and conditions of this Agreement, JANSSEN shall and hereby does agree to transfer and assign, and shall cause its applicable Affiliates to transfer and assign, to VIVUS all of JANSSEN’s and its Affiliates’ rights, title and interest in and to the Patent Rights, including (i) the right to exclusively or non-exclusively license, sublicense, claim priority to, prosecute, assign and/or otherwise exploit the Patent Rights, without accounting to JANSSEN and without payment of consideration to JANSSEN other than as set forth herein; and (ii) all causes of action and enforcement rights for the Patent Rights, including all rights to pursue damages, injunctive relief and other remedies for past and future infringement of the Patents Rights.

2.2.                            Confirmatory Documentation.  Promptly after the Effective Date, JANSSEN shall execute, and cause its applicable Affiliates to execute, a confirmatory assignment of the Patent Rights substantially in the form attached as Attachment 2 hereto for VIVUS’s recordation with Patent Offices and agrees to execute all other documents reasonably requested by VIVUS and reasonably necessary to evidence with any Patent Office the transfer of said Patent Rights to VIVUS.  VIVUS shall be solely responsible at its own expense for notifying any Patent Offices or other appropriate government agencies of the transfer of ownership of the Patent Rights, and for formally recording documentation of the assignment of the Patent Rights in any Patent Offices, and VIVUS assumes all risk associated with any failure to timely do so with respect to any Patent Rights. Without limiting the foregoing, JANSSEN agrees to use reasonable efforts to assist VIVUS, at VIVUS’s expense, to secure VIVUS’s rights in the Patent Rights in any and all countries where they are now issued or pending, including the execution of all assignments and all other instruments which VIVUS considers reasonably necessary or appropriate in order to perfect the assignment and conveyance to VIVUS, its successors and assigns of the sole and exclusive right, title and interest in and to such Patent Rights.

2.3.                            Grant Back of Limited License.

2.3.1.                  VIVUS shall and hereby does grant back to JANSSEN a license, with right to sublicense to Affiliates only, to practice under the Patent Rights solely for purposes of

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conducting internal research only.  Except as expressly provided herein, JANSSEN retains no other rights under the Patent Rights assigned hereunder. For clarity, the Limited License granted in this Section 2.3 excludes any right to make or sell any commercial product or service covered by the Patent Rights.

2.3.2.                  The licenses or other rights granted by VIVUS under Section 2.3.1 are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code.  The Parties agree that JANSSEN, as a licensee of such rights, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, and that upon commencement of a Bankruptcy proceeding by or against VIVUS under the U.S. Bankruptcy Code, JANSSEN shall be entitled to a complete duplicate of or complete access to (as appropriate) the Patent Rights (to the extent not already in JANSSEN’s possession and solely as necessary for JANSSEN’s practice of the license in Section 2.3.1).  Furthermore upon any such commencement of a Bankruptcy proceeding involving VIVUS, the provisions of Sections 8.3 and 8.4 shall apply. The foregoing is without prejudice to any rights that JANSSEN may have arising under the U.S. Bankruptcy Code or other applicable law.

2.4.                            No Implied Licenses.  Except as expressly granted herein, no license or any other right is granted by a Party under any of its patents or any other intellectual property rights to the other Party.

2.5.                            Dismissal of Action. On the first business day following the Execution Date, JANSSEN shall cause their counsel to execute and file a Notice of Dismissal of the action (Case No. 1:14-cv-01088 filed in the U.S. District Court for the District of Delaware), as attached in Attachment 6.

Article 3
Financials and Reporting

3.1.                            Upfront Payment.  VIVUS shall pay to JANSSEN a one-time, non-refundable, non-creditable, upfront payment of *** Dollars ($***), which amount will be due upon execution of this Agreement and payable within *** (***) days thereafter.

3.2.                            Royalty; Buyout; Diligence.

3.2.1.                  VIVUS shall pay to JANSSEN, on a quarterly basis beginning with the first calendar quarter ending after the Execution Date, royalties in the amount of *** percent (***%) of aggregate Net Sales of all Vivus Products sold by VIVUS, its Affiliates and licensees. Such royalties shall be payable, on a country-by-country and Product-by-Product basis, beginning on the First Commercial Sale of a Vivus Product in a particular country and ending on the later of

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(i) the date of expiration of the last-to-expire Patent Right in such country or (ii) the date of expiration of the last-to-expire Patent Right in any other country where the Vivus Product was manufactured thereunder.  The Parties acknowledge and agree that VIVUS shall not be required to pay royalties hereunder on Net Sales in the United States of the Vivus Product labeled for the Approved Indication after the expiration of U.S. Patent No. 6,071,537 (the “‘537 Patent”), provided that there are no patents within the Patent Rights (other than the ‘537 Patent) listed in the FDA’s “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”) for the Vivus Product after such expiration of the ‘537 Patent.  If, after expiration of the ‘537 Patent, a patent within the Patent Rights (other than the ‘537 Patent) is listed in the Orange Book for the Vivus Product (an “Orange Book Patent”), then VIVUS would pay royalties hereunder on Net Sales in the United States on such Orange Book Patent until its expiration.

3.2.2.                  VIVUS shall have the option, at any time during the Term with notice to JANSSEN, to terminate VIVUS’s royalty obligation under Section 3.2.1, and to fully pay up the remaining consideration for the assignment of the Patent Rights hereunder, upon making a lump-sum payment to JANSSEN in an amount equal to: *** Dollars ($***) minus the upfront payment and minus the total amount of royalties in Dollars already paid to JANSSEN at such time VIVUS makes such payment (the “Buyout Amount”).

3.2.3.                  During the Term, from the Effective Date until such time as VIVUS pays the Buyout Amount to JANSSEN, VIVUS shall use Diligent Efforts to commercialize each Vivus Product in each country where VIVUS receives Regulatory Approval for such Vivus Product.  Upon payment of the Buyout Amount, VIVUS’s royalty obligations shall terminate.

3.3.                            Royalty Payments and Report.  Royalty payments are due and payable in Dollars *** (***) days after the end of each calendar quarter.  Each payment of royalties due under this Agreement will be accompanied with a report setting forth, on a Product-by-Product and country-by-country basis, the number of units of Vivus Product sold by VIVUS, its Affiliates and licensees during the applicable calendar quarter, gross sales of Vivus Product in the applicable country during such calendar quarter, a calculation of Net Sales in the applicable country showing the itemized deductions to the extent practicable provided for in the definition of “Net Sales” during such calendar quarter. This report shall also include the Exchange Rates set for in Section 1.10 and other methodology used in converting Net Sales into Dollars, from the currencies in which sales were made in order to determine the appropriate royalties owed to JANSSEN for Net Sales of Vivus Products during such calendar quarter, with all such amounts reflected in United States Dollars. VIVUS and its Affiliates and licensees shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

3.4.                            Records; Inspection.  VIVUS shall keep, and shall cause its Affiliates and licensees to keep, for a period of not less than *** (***) years, true and complete records relating to the

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determination of Net Sales of Vivus Products and the royalties due to JANSSEN pursuant to Section 3.2.  JANSSEN shall have the right, at its sole expense, during the Term following the First Commercial Sale of any Vivus Product and following reasonable notice, to inspect through an independent accountant reasonably acceptable to VIVUS during regular business hours, the records of VIVUS (or its Affiliates or licensees) relating to the sales of any Vivus Products; provided, however, that such inspection shall not (i) take place more often than once each calendar year and (ii) audit any records that date prior to the date of the last inspection under this Section, and further provided that, such accountants shall in strict confidence and report to JANSSEN only as to the accuracy of the royalty statements and payments and the amount of any underpayment.  Copies of such reports shall be supplied to VIVUS.  If any audit or inspection of VIVUS’s records reveals an underpayment by VIVUS, VIVUS shall make payment to JANSSEN of an amount equal to such underpayment within *** (***) days following notification by JANSSEN to VIVUS of the amount underpaid.  In the event that there has been an underpayment greater than or equal to *** percent (***%), VIVUS shall reimburse JANSSEN for the reasonable costs of the relevant audit or inspection.

3.5.                            Methods of Payment.  All royalties and other payments to be made by VIVUS to JANSSEN hereunder shall be made by wire transfer from a banking institution in the United States in Dollars in accordance with instructions given in writing by JANSSEN.  All payments shall be made in immediately available funds by electronic transfer by VIVUS, to the bank account identified below or such other bank account as JANSSEN may designate in writing to VIVUS.  Any payments due and payable under this Agreement on a date that is not a Business Day may be made on the next Business Day.

Payment instructions are as follows:

***

3.6.                            Delay in Payment.  In case of any delay in payment by VIVUS to JANSSEN, interest on the overdue payment will accrue at *** as reported in The Wall Street Journal, as determined for each month on the last Business Day of that month, plus *** percent (***%), assessed from the day payment was initially due.  The foregoing interest will be due from VIVUS without any notice of delinquency from JANSSEN.

3.7.                            Taxes.

3.7.1.                  VIVUS will make all payments to JANSSEN under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

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3.7.2.                  Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by VIVUS on behalf of JANSSEN to the appropriate governmental authority, and VIVUS will furnish JANSSEN with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by JANSSEN.

3.7.3.                  VIVUS and JANSSEN will cooperate with respect to all documentation required by any taxing authority or reasonably requested by VIVUS to secure a reduction in the rate of applicable withholding taxes.

Article 4
Prosecution and Enforcement of Assigned Patents

4.1.                            Prosecution and Enforcement.  As of the Effective Date of this Agreement, VIVUS will become responsible for Prosecuting and enforcing the Patents Rights at VIVUS’s sole cost and expense.

4.2.                            Cooperation.  As of the Effective Date, JANSSEN shall reasonably cooperate with VIVUS to effect the transfer of the right to Prosecute the Patent Rights before Patent Offices and initiate any enforcement actions, including by executing all lawful documents required to vest title to the Patent Rights in VIVUS.

4.3.                            Reimbursement of Transitional Prosecution Costs.  From the Effective Date of this Agreement until such time during the Term that any Patent Office having jurisdiction over any Patent Rights officially recognizes VIVUS as the owner of such Patent Rights, JANSSEN shall follow VIVUS’s reasonable directions with respect to the Prosecution of the Patent Rights, and VIVUS shall reimburse JANSSEN for all reasonable, documented out-of-pocket costs expended in connection therewith.

Article 5
Confidential Information

5.1.                            Public Announcements.  The existence and the terms of this Agreement shall be treated by each Party as the other Party’s Confidential Information.  JANSSEN hereby consents to VIVUS issuing the press release appended to this Agreement as Attachment 3 following execution of the Agreement.  Otherwise, neither Party shall originate any publicity, news release, public announcements, or public disclosures, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, save only such announcements that are required to be made by law, regulations, the rules of a securities exchange, or the order of a court or other governmental body of competent jurisdiction or that are otherwise agreed to by the Parties. Such announcements shall be brief and factual.  If a Party decides to make such an announcement required by law regulations, court order, or the rules of a securities exchange, or

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desires to make any other public disclosure relating to this Agreement, it shall give each other Party at least *** (***) Business Days advance notice, where practicable, of the proposed text of the announcement or disclosure so that each other Party shall have an opportunity to comment. To the extent that a reviewing Party reasonably requests the deletion of any information in the proposed text, the disclosing Party shall delete such information unless, in the reasonable opinion of the disclosing Party’s legal counsel, such confidential information is legally required to be fully disclosed. Nothing herein shall prevent a Party from re-disclosing any factual information that has previously been disclosed to the public, provided that such information remains accurate.

5.2.                            Confidentiality.  The Parties acknowledge that it may be necessary or desirable for them to share certain proprietary or confidential information or material (“Confidential Information”) to facilitate their performance hereunder.  Each Party agrees to keep the other party’s Confidential Information received during the Term of this Agreement in confidence and not to disclose it to any Third Party or use the other Party’s Confidential Information for any purpose other than for purposes hereunder, without the prior written consent of the other Party.  The obligation of confidentiality shall continue for a period of *** (***) years from the date of execution of this Agreement.  Each Party may disclose the other Party’s Confidential Information to its employees and consultants, and employees and consultants of its Affiliates, who have a need to know such information and are bound by obligations of confidentiality and non-use similar to those herein.  Without limitation, each Party agrees to take reasonable precautions to prevent the unauthorized disclosure to any Third Party of the Confidential Information received from another Party hereunder.  In order to be deemed confidential, the Confidential Information shall be supplied to the receiving Party in written form and identified as being confidential or, if disclosed orally, shall be confirmed in writing as being confidential within *** (***) days of its oral disclosure.  Upon termination of this Agreement or at the disclosing Party’s reasonable request, a receiving Party shall promptly return or destroy all copies of the disclosing Party’s Confidential Information, except that one (1) copy may be retained in archival legal files for the receiving Party to ensure compliance hereunder.  The receiving Party’s obligation of confidentiality hereunder, however, shall not apply to Confidential Information that:  (a) at the time of disclosure to the receiving Party is published, known publicly or is otherwise in the public domain; (b) after disclosure to the receiving Party is published or becomes known publicly or otherwise becomes part of the public domain through no fault of the receiving Party; (c) prior to the time of disclosure to the receiving Party, was known to the receiving Party as evidenced by its written records; (d) has been or is disclosed to the receiving Party in good faith by a Third Party who was not, or is not, under any obligation of confidentiality to the other Party at the time the Third Party discloses to the receiving Party; or (e) is independently developed by or on behalf of the receiving Party without reliance on the Information received hereunder as evidenced by its written records.  Nothing herein, however, shall prohibit a receiving Party from disclosing a disclosing Party’s Confidential Information to the extent it is required to be disclosed by law, regulation, rules of a securities exchange, or order of a court or other

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governmental body of competent jurisdiction, provided that the receiving Party gives the disclosing Party, prior to making any legally required disclosure, prompt notice of such requirement and an opportunity to intervene to protect or limit the disclosure.

5.3.                            SEC Filings and Other Disclosures.  In addition to the disclosures that are permitted under Section 5.1 and that are permitted generally for Confidential Information pursuant to Section 5.2, a Party may disclose the terms of this Agreement (a) to the extent required, in the reasonable opinion of such Party’s outside legal counsel, to comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission or similar security regulatory authorities in other countries, or (b) in connection with a prospective acquisition, merger, financing or license for such Party, to prospective acquirers or merger candidates or to existing or potential investors or licensees who are under an obligation of confidentiality substantially consistent with the terms hereof.

Article 6
Representations and Warranties

6.1.                            Representations, Warranties of Each Party.  Each Party hereby makes the following representations, warranties and covenants:

6.1.1.                  Authority.  As of the Execution Date, it has the full right, power and authority to enter into this Agreement; this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms; and

6.1.2.                  No Conflicts.  The execution, delivery and performance of this Agreement by such Party does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.2.                            Additional Representations and Warranties of JANSSEN.  In addition to the representations and warranties made by JANSSEN under Section 6.1, JANSSEN further represents and warrants that:

6.2.1.                  JANSSEN has the right to assign the Patent Rights on behalf of it and its applicable Affiliates, and neither JANSSEN nor any of its Affiliates has previously assigned, transferred, conveyed or otherwise encumbered the rights, title and interest in the Patent Rights, and there are currently no existing license agreements to which JANSSEN or any of its Affiliates is a party for such Patent Rights;

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6.2.2.                  JANSSEN has not received written notice of any claim or threatened claim by any Third Party that (i) such Third Party has any rights to the Patent Rights or (ii) any issued patents within the Patent Rights are invalid or unenforceable;

6.2.3.                  To JANSSEN’s knowledge as of the Execution Date (without having conducted any investigation), there is no litigation threatened, impending or existing against JANSSEN or to which JANSSEN is a party relating to the Patent Rights;

6.2.4.                  To JANSSEN’s knowledge as of the Execution Date (without having conducted any investigation), JANSSEN is not aware of any claim of infringement of any patents owned or controlled by JANSSEN existing as of the Execution Date of this Agreement, that are not included in the Patent Rights and which JANSSEN could assert against VIVUS regarding its sales of any Formulated Vivus Product for the Approved Indication.  For the avoidance of doubt, the foregoing sentence does not apply to any other Vivus Product or any other Indication for which VIVUS may obtain FDA approval to market any Vivus Product in the future;

6.2.5.                  Contingent upon JANSSEN’s receipt of the Upfront Payment set forth in Section 3.1, JANSSEN hereby covenants not to assert against VIVUS in any court or other body of competent jurisdiction an infringement claim alleging that any claim of any patent, excluding the Excluded Patents, that is owned by JANSSEN as of the Execution Date, including but not limited to any Non-Assigned Patent Right, whether such patent claim has issued as of the Execution Date of this Agreement or issues thereafter from an application owned by JANSSEN pending as of the Execution Date, covers the Formulated Vivus Product labeled for the Approved Indication or its use for the Approved Indication, including any Vivus Products sold by VIVUS prior to the Effective Date.  Accordingly and for non-limiting purposes of illustration, in the event a claim of any such JANSSEN-owned United States patent defines (recites) a formulated pharmaceutical product reading on a Formulated Vivus Product made, used, offered for sale, or sold in the United States or imported into the United States by VIVUS, JANSSEN covenants not to assert against VIVUS an infringement claim that such making, use, offer for sale, sales, or importation of such Formulated Vivus Product by VIVUS infringes such claim of the JANSSEN-owned patent.  For the avoidance of doubt, the foregoing covenant does not extend to any process for manufacturing any Formulated Vivus Product, any composition of a Vivus Product other than the Formulated Vivus Product labeled for the Approved Indication, or any use other than the Approved Indication.  Further for the avoidance of doubt, the foregoing covenant does not extend to any patents owned by any Affiliates of JANSSEN; and

6.2.6.                  During the Term of this Agreement, JANSSEN will comply in all material respects with all applicable laws and regulations concerning JANSSEN’s obligations under this Agreement.

6.3.                            Additional Representations and Warranties of VIVUS.  In addition to the

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representations and warranties made by VIVUS under Section 6.1, VIVUS further represents and warrants that:

6.3.1.                  During the Term of this Agreement, VIVUS will comply in all material respects with all applicable laws and regulations concerning the development, commercialization, manufacture, use, distribution, and sale of Vivus Products;

6.3.2.                  To VIVUS’s knowledge as of the Execution Date, VIVUS is not aware of any patents owned by JANSSEN existing as of the Execution Date of this Agreement, that are not included in the Patent Rights and which have one or more claims covering any Formulated Vivus Product or its use for the Approved Indication; and

6.3.3.                  During the Term of this Agreement, VIVUS will comply in all material respects with all applicable laws and regulations concerning VIVUS’s obligations under this Agreement.

6.4.                            No Implication by JANSSEN.  Except as expressly stated herein, nothing in the Agreement will be construed as:

(a)                                 a warranty or representation by JANSSEN as to the enforceability, validity or patentability or scope of any of the Patent Rights;

(b)                                 a warranty or representation by JANSSEN that any Product or any other thing that has been or will be made, used, sold, offered for sale, or imported under any Patent Rights is or will be free from infringement of any patents or other intellectual property rights of any Third Parties or Affiliates of JANSSEN;

(c)                                  a warranty or representation by JANSSEN that any Patent Rights cover any Vivus Products; or

(d)                                 a grant, by implication, estoppel, or otherwise, of any licenses or rights under patents or other intellectual property rights other than that expressly included in this Agreement.

6.5.                            Disclaimer of Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER OF THE PARTIES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENT RIGHTS TRANSFERRED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF ENFORCEABILITY, VALIDITY, PATENTABILITY, NONINFRINGEMENT, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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Article 7
Indemnification and Insurance

7.1.                            Indemnification.

7.1.1                     Indemnification by VIVUS.  Subject to Section 7.2, VIVUS shall indemnify, defend and hold harmless JANSSEN and its Affiliates, and their respective directors, officers, employees and agents (each, a “JANSSEN Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, “Liability”) arising out of or relating to claims of any nature by any Third Parties:  (a) arising out of or relating to any breach by VIVUS of any of its representations, warranties or covenants set forth herein; or (b) relating to the development, commercialization, administration, use or manufacture of, or any other activity involving, any Vivus Product by or on behalf of VIVUS before, on, or after the Execution Date, except, in each case (a) and (b), to the extent caused by the gross negligence or willful misconduct of a JANSSEN Indemnified Party.

7.1.2                     Indemnification by JANSSEN.  Subject to Section 7.2, JANSSEN will indemnify, defend and hold harmless VIVUS and its Affiliates, and their respective directors, officers, employees and agents (each, a “VIVUS Indemnified Party”) from and against any and all Liability arising out of or relating to claims of any nature by any Third Parties arising out of or relating to any breach by JANSSEN of any of its representations, warranties or covenants set forth herein, except, in each case, to the extent caused by the gross negligence or willful misconduct of a VIVUS Indemnified Party.

7.2                               Conditions to Indemnification.  If either a JANSSEN Indemnified Party or a VIVUS Indemnified Party (each, an “Indemnified Party”) intends to claim indemnification under Article 7, the Indemnified Party shall (a) give the other Party (the “Indemnifying Party”) reasonably prompt written notice of any Liability in respect of which the Indemnified Party intends to claim such indemnification, (b) reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s request and expense, in the defense or settlement of the claim, and (c) give the Indemnifying Party the right to control the defense or settlement of the claim, except that the Indemnifying Party shall not enter into any settlement that adversely affects the Indemnified Party’s rights or obligations without the Indemnified Party’s prior express written consent, which will not be unreasonably withheld or delayed.  The Indemnified Party may participate in the defense or settlement of any such claim at its own expense with counsel of its choosing.  Notwithstanding the foregoing, any failure of the Indemnified Party to comply with the provisions of this Section 7.2 will not relieve the Indemnifying Party of any defense or indemnity obligations hereunder except to the extent that the Indemnifying Party is prejudiced by such failure.

7.3                               Limitations of Indemnification.  SUBJECT TO AND WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF EACH PARTY WITH RESPECT TO THIRD

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PARTY CLAIMS UNDER SECTION 7.1, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS, MILESTONES OR ROYALTIES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER.

7.4                               Insurance.  During the Term of this Agreement, VIVUS shall procure and maintain, at its sole cost and expense, general liability insurance, including product liability coverage, with bodily injury, death and property damage limits, in such amounts and with such scope of coverage as is consistent with drug industry standards for Vivus Products of a similar nature and in amounts sufficient to cover its indemnification obligations under Section 7.1.1.  Upon JANSSEN’s written request, VIVUS shall furnish to JANSSEN evidence of coverage stating that all insurance required under this Agreement is in force, which evidence shall indicate any deductible and self-insured retention and the effective expiration dates of the policies.  VIVUS shall give JANSSEN prompt written notice of any cancellation or non-renewal of such insurance policies including, if provided to VIVUS from the insurer, the basis for such cancellation or non-renewal.

Article 8

Term and Termination

8.1                               Term.  The term of this Agreement will commence on the Execution Date and will extend, unless this Agreement is terminated earlier in accordance with this Article 8, until the expiration of all Patent Rights (the “Term”).

8.2                               Early Termination for Material Breach.  The failure by a Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give notice to have the default cured.  If such default is not cured within *** (***) days after the receipt of such notice, or if by its nature such default could not be cured within *** (***) days, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies that may be available to it, to terminate this Agreement, effective upon assignment of the Patent Rights to JANSSEN pursuant to Section 8.4 below;  provided, however, that in the event of a good faith Dispute with respect to the existence of a material breach or cure thereof, the *** (***) day cure period shall be tolled until such time as the Dispute is resolved pursuant to Article 9 herein.

8.3                               Early Termination for Bankruptcy.  Notwithstanding anything to the contrary set forth in this Agreement, upon the Bankruptcy of either Party (or its successor in interest in the

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event this Agreement is assigned as permitted hereunder), the other Party may, by notice to the Bankrupt Party, terminate this Agreement, effective upon assignment of the Patent Rights to JANSSEN pursuant to Section 8.4 below.

8.4                               Reassignment of Patent Rights with Termination.  If either Party elects to terminate this Agreement under Section 8.2 or Section 8.3, VIVUS shall assign and transfer to JANSSEN VIVUS’s entire right, title and interest in and to the Patent Rights remaining at the date of such termination by executing an instrument to such effect in form and substance reasonably satisfactory to JANSSEN and will perform all other actions reasonably requested by JANSSEN to effect and confirm such transfer.

8.5                               Survival of Obligations.  The expiration or termination of this Agreement will not relieve the Parties of any rights or obligations accruing prior to such termination, and any such termination will be without prejudice to the rights of either Party against the other.  The provisions of Articles 4, 5, 6, 7, 8.4, 9, and 10 will survive any expiration or termination of this Agreement. Additionally, VIVUS’s ownership of the Patent Rights as of the Effective Date shall in no event be affected by the expiration or termination of this Agreement, except upon early termination as provided in Section 8.4.

Article 9
Dispute Resolution; Governing Law

9.1                               Mediation.  In the event of any controversy or claim arising out of or relating to this Agreement, including any involving any Affiliates of any Party, (a “Dispute”), a Party seeking to resolve such Dispute shall provide notice thereof to the other Party.  Any Dispute shall first be submitted to mediation according to the Commercial Mediation Procedures of the American Arbitration Association (“AAA”)  (see www.adr.org).  Such mediation shall be attended on behalf of each Party for at least one session by a senior business person with authority to resolve the Dispute.  Any period of limitations that would otherwise expire between the initiation of a mediation and its conclusion shall be extended until *** days after the conclusion of the mediation.

9.2                               Arbitration.  Any Dispute that cannot be resolved by mediation within *** days of notice by one Party to the other of the existence of a Dispute (unless the Parties agree to extend that period) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the AAA (“AAA Rules”; see www.adr.org) and the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The arbitration shall be conducted in New York, New York, by *** appointed in accordance with the AAA Rules.  The arbitrator shall follow the ICDR Guidelines for Arbitrators Concerning Exchanges of Information in managing and ruling on requests for discovery.  The arbitrator, by accepting appointment, undertakes to exert her or his best efforts to conduct the process so as to issue an award within *** months of her or his appointment, but

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failure to meet that timetable shall not affect the validity of the award.  The arbitrator shall decide the Dispute in accordance with the substantive law as provided in Section 8.3 below. The arbitrator may not award punitive or consequential damages, nor may the arbitrator apply any multiplier to any award of actual damages, except as may be required by statute.  The award of the arbitrator may be entered in any court of competent jurisdiction.

9.3                               Governing Law.  This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without reference to its choice of laws or conflicts of laws provisions.

Article 10
Miscellaneous

10.1                        Entire Agreement.  This Agreement, including each attachment and any other exhibit or schedule hereto, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter of this Agreement and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

10.2                        Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.3                        Binding Effect.  This Agreement and the rights granted herein will be binding upon, and will inure to the benefit of JANSSEN, VIVUS and their respective lawful successors and permitted assigns.

10.4                        Assignment.  Neither Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other relevant Party, which will not be unreasonably withheld, provided that any Party may transfer this Agreement to an Affiliate without any requirement that it obtain the consent of the other Party and further provided that any Party may transfer this Agreement to a successor in connection with the transfer of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, whether by merger, consolidation, sale of assets, or otherwise, without any requirement that it obtain the consent of the other Party.

10.5                        Use of Names.  Except as expressly provided, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name of the other Party or its Affiliates in connection with this Agreement.

10.6                        No Waiver.  No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.  The failure of either Party to assert a right hereunder or to insist upon

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compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

10.7                        Independent Contractors.  The Parties are independent contractors and not agents or employees of the other Party under this Agreement.  Nothing contained in this Agreement is intended nor is to be construed so as to constitute JANSSEN or VIVUS as partners or joint venturers with respect to this Agreement.  No Party will have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement or undertaking with any Third Party except as may be explicitly provided for herein or authorized in writing.

10.8                        Notices and Deliveries.  Any notices, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation, delivered by registered letter (or its equivalent) or delivered by certified overnight courier service, to the Party to which it is directed at its address shown below or such other address as such Party will have last given by notice to the other Parties.

If to VIVUS:

VIVUS, Inc.

351 E. Evelyn Ave.

Mountain View, California 94041

Attention: Chief Executive Officer

with a copy to:

VIVUS, Inc.

351 E. Evelyn Ave.

Mountain View, CA 94041

Attention: General Counsel

If to JANSSEN:

Janssen Pharmaceuticals, Inc.

1125 Trenton-Harbourton Road
Titusville, NJ 08560
Attention:  President

with a copy to:

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Chief Intellectual Property Counsel

Johnson & Johnson

One Johnson & Johnson Plaza

New Brunswick, NJ 08933

Facsimile:  732-524-2138

10.9                        Severability.  In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if such invalid or unenforceable provision had not been included herein.

10.10                 Advice of Counsel.  Each Party acknowledges and agrees it has participated in the drafting of this Agreement.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will exist or be implied against the Party which drafted such terms and provisions.

10.11                 Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission), each of which need not contain the signature of more than one Party, but all such counterparts taken together will constitute one and the same agreement.  Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

10.12                 Waiver.  Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy will not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.

10.13                 Compliance with Laws.  Each Party will comply with all applicable laws, rules, regulations and orders of the United States and applicable foreign countries and supra-governmental organizations and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated thereby.

10.14                 Construction.  Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”.  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The headings of this Agreement and any descriptions of Attachments and Exhibits or descriptions of cross-references are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement.  The terms “including,” “include(s),” “such as,” and “for example” as used in this Agreement mean including the generality of any description

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preceding such term and will be deemed to be followed by “without limitation”.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date specified below.

JANSSEN PHARMACEUTICALS, INC.

By:	/s/ Steven Bariahtaris
Name:	Steven Bariahtaris
Title:	Treasurer
Date:	August 23, 2014

VIVUS, INC.

By:	/s/ Svai Sanford
Name:	Svai Sanford
Title:	CFO
Date:	August 24, 2014

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Attachment 1

Patent Rights

***

Anticonvulsant Derivatives Useful in Treating Obesity

Country	Patent Number
***	***
United States	6,071,537
***	***

***

Anticonvulsant Derivatives Useful in Reducing Blood Glucose Levels

Country	Patent Number
***	***
United States	6,362,220

***

Country	Patent Number
***	***

***

Country	Patent Number
***	***

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Attachment 2

Form of Patent Assignment

GENERAL PATENT ASSIGNMENT

WHEREAS, JANSSEN PHARMACEUTICALS, INC. a corporation of the State of Pennsylvania, having its place of business at 1125 Trenton-Harbourton Road, Titusville, NJ 08560 (hereinafter called “Assignor”), has established certain ownership rights in and to the patents and patent applications identified in the attached Exhibit (the “Patents”); and

WHEREAS, VIVUS, INC., a corporation of the State of Delaware, having its place of business at 351 E. Evelyn Ave., Mountain View, California 94041 (hereinafter called “Assignee”), desires to acquire all of Assignor’s right, title and interest in and to the Patents; and

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign and transfer unto Assignee, and Assignee does hereby accept, all of Assignor’s rights, title and interest in and to the Patents.

IN WITNESS WHEREOF, Assignor and Assignee have caused this General Patent Assignment to be executed by their duly authorized officers or agents on this      day of       , 2013.

ASSIGNOR: JANSSEN PHARMACEUTICALS, INC.

BY:

TITLE:

NOTARIZATION:

ASSIGNEE: VIVUS, INC.

BY:

TITLE:

NOTARIZATION:

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Attachment 3

Vivus Press Release

VIVUS, Inc. Dana B. Shinbaum Corporate Development & Investor Relations shinbaum@vivus.com 650-934-5200	Investor Relations: The Trout Group Brian Korb Senior Vice President bkorb@troutgroup.com 646-378-2923

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VIVUS ANNOUNCES ACQUISITION OF TOPIRAMATE-RELATED PATENTS
FROM JANSSEN PHARMACEUTICALS

MOUNTAIN VIEW, Calif., August 25, 2014 — VIVUS, Inc. (NASDAQ: VVUS) today announced the acquisition of a group of patents from Janssen Pharmaceuticals, Inc. covering uses of topiramate as monotherapy and in combination with other pharmaceutical agents to treat a variety of medical conditions.

Janssen has agreed to dismiss the lawsuit it brought against VIVUS on August 22, 2014 in the U.S. District Court for the District of Delaware (Case No. 1:14-cv-01088 UNA).

The patents acquired by VIVUS — including U.S. 6,071,537 (Shank), U.S. 6,362,220 (Cottrell) and others — are directed to methods of using topiramate to treat obesity, lower blood pressure and lipid parameters, and reduce blood glucose. VIVUS also assumed all rights under Janssen’s license for U.S. 6,323,236 (McElroy), owned by the University of Cincinnati, and will be responsible for all future financial obligations under that license. The McElroy patent is directed to methods of using topiramate to treat impulse control disorders.

VIVUS will pay a one-time upfront fee and a royalty to Janssen on Qsymia product sales for an assignment of these topiramate-related patents owned by Janssen. VIVUS has an option to buy out the royalty for a predetermined amount.

About Qsymia

Qsymia® is approved in the U.S. and is indicated as an adjunct to a reduced-calorie diet and increased physical activity for chronic weight management in adults with an initial body mass index (BMI) of 30 kg/m2 or greater (obese) or 27 kg/m2 or greater (overweight) in the presence of at least one weight-related medical condition such as high blood pressure, type 2 diabetes, or high cholesterol.

The effect of Qsymia on cardiovascular morbidity and mortality has not been established. The safety and effectiveness of Qsymia in combination with other products intended for weight loss, including prescription and over-the-counter drugs, and herbal preparations, have not been established.

Important Safety Information

Qsymia® (phentermine and topiramate extended-release) capsules CIV is contraindicated in pregnancy; in patients with glaucoma; in hyperthyroidism; in patients receiving treatment or within 14 days following treatment with monoamine oxidase inhibitors (MAOIs); or in patients with hypersensitivity to sympathomimetic amines, topiramate, or any of the inactive ingredients in Qsymia.

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Qsymia can cause fetal harm. Females of reproductive potential should have a negative pregnancy test before treatment and monthly thereafter and use effective contraception consistently during Qsymia therapy. If a patient becomes pregnant while taking Qsymia, treatment should be discontinued immediately, and the patient should be informed of the potential hazard to the fetus.

The most commonly observed side effects in controlled clinical studies, 5% or greater and at least 1.5 times placebo, include paraesthesia, dizziness, dysgeusia, insomnia, constipation, and dry mouth.

About VIVUS

VIVUS is a biopharmaceutical company commercializing Qsymia® (phentermine and topiramate extended-release) capsules CIV for the treatment of obesity. For more information about the company, please visit www.vivus.com.

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in VIVUS’s Form 10-K for the year ended December 31, 2013 as filed on February 28, 2014 and as amended by the Form 10-K/A filed on April 30, 2014, and periodic reports filed with the Securities and Exchange Commission.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 4

Non-Assigned Patent Rights

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 5

Formulated Vivus Product

1.              Capsule Product: Capsules are a combination oral product comprised of immediate-release phentermine hydrochloride (as the free base) and extended-release topiramate free acid taken once daily in the morning in four dosage strengths:

phentermine 3.75 mg and topiramate free acid 23 mg extended release capsules phentermine 7.5 mg and topiramate free acid 46 mg extended release capsules phentermine 11.25 mg and topiramate free acid 69 mg extended release capsules phentermine 15 mg and topiramate 92 mg free acid extended release capsules

Each capsule contains the following inactive ingredients: methylcellulose, sucrose, starch, microcrystalline cellulose, ethylcellulose, povidone, gelatin, talc, titanium dioxide, FD&C Red#3, FD&C Yellow #5 and #6, and pharmaceutical black and white inks.

2.              ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment 6

Notice of Dismissal

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

JANSSEN PHARMACEUTICALS, INC.,	)
)
Plaintiff,	)
)
v.	)	C.A. No. 14-1088-UNA
)
VIVUS, INC.,	)
)
Defendant.	)
)

NOTICE OF DISMISSAL

Pursuant to Rule 41(a)(1)(A)(i) of the Federal Rules of Civil Procedure, plaintiff hereby dismisses this action.

ASHBY & GEDDES

/s/
Of Counsel:

Barbara L. Mullin

Matthew A. Pearson

Matthew G. Hartman

Jason E. Weil

AKIN GUMP STRAUSS HAUER & FELD LLP

Two Commerce Square

2001 Market Street, Suite 4100

Philadelphia, PA 19103-7013

(215) 965-1200

bmullin@akingump.com

mpearson@akingump.com

Steven J. Balick (#2114)

Lauren E. Maguire (#4261)

Andrew C. Mayo (#5207)

500 Delaware Avenue, 8th Floor

P.O. Box 1150

Wilmington, DE 19899

302-654-1888

sbalick@ashby-geddes.com
lmaguire@ashby-geddes.com

amayo@ashby-geddes.com

Attorneys for Plaintiff

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

mhartman@akingump.com jweil@akingump.com Dated: August , 2014

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.